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                                                                      EXHIBIT 23
                                                              PENTON MEDIA, INC.
                                                               DECEMBER 31, 2000

                                                                       FORM 11-K




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-62385) of Penton Media, Inc. of our report dated June 20, 2001 relating to the financial statements of Penton Media, Inc. Retirement Savings Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Cleveland, Ohio
June 27, 2001























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